Investor Relations Presentation January 201 5 Exhibit 99.1

2 2 Certain information included in this presentation may constitute forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, Section 21 E of the Securities Exchange Act of 1934 , as amended, and the Private Securities Litigation Reform Act of 1995 . These forward - looking statements generally can be identified by use of phrases or terminology such as "intend" or other similar words or the negative of such terminology . Similarly, descriptions of Medifast's objectives, strategies, plans, goals or targets contained herein are also considered forward - looking statements . Medifast believes this presentation should be read in conjunction with all of its filings with the United States Securities and Exchange Commission and cautions its readers that these forward - looking statements are subject to certain events, risks, uncertainties, and other factors . Some of these factors include, among others, Medifast's inability to attract and retain independent Health Coaches and Members, stability in the pricing of print, TV and Direct Mail marketing initiatives affecting the cost to acquire customers, increases in competition, litigation, regulatory changes, and its planned growth into new domestic and international markets and new channels of distribution . Although Medifast believes that the expectations, statements, and assumptions reflected in these forward - looking statements are reasonable, it cautions readers to always consider all of the risk factors and any other cautionary statements carefully in evaluating each forward - looking statement in this presentation, as well as those set forth in its latest Annual Report on Form 10 - K and Quarterly Report on Form 10 - Q, and other filings filed with the United States Securities and Exchange Commission, including its current reports on Form 8 - K . Safe Harbor Statement

Our Company 3

Since 1980… 4 FAST SAFE SIMPLE LONG TERM PORTABLE Over 20,000 Over Customers 1,000,000 Doctors have recommended Medifast products & programs

Medifast Today Enriching lives through innovative choices for lasting health 5 • Weight Management and Healthy Living products company • Founded in 1980 • Industry - leading margins • Strong Balance Sheet • 10,000+ health coach channel • Direct - to - consumer E - commerce platform • Franchise Weight Loss Centers • Physician channel & heritage • Recent expansion into Canada • Latin America partnership with Medix

2014 Recent Accomplishments 6 • Canada Launch • 25 U.S. centers sold to Medix • 12 June 2014 • 13 December 2014 • 16 U.S. centers sold to TransformU • 12 June 2014 • 4 December 2014 • Successfully closed remaining 34 corporate centers • Medix buys 13 Slim Centers in Mexico • Stop.Challenge.Choose / Thin it to Win it - Client acquisition challenges • New Auto - ship / Retention offers • E - commerce Promotions • New Products Category Introductions • Jimmy V Foundation Research Grant • Share Repurchase

In 2015 7 1 2 3 DELIVER ON PROFIT GOALS EXECUTE STRATEGIC PLAN HEALTHY LIVING Health Coach expansion, Weight Control Center Support, Technology integration and other efforts under way New product launches will address consumer demand and growth opportunities 7 Cost discipline coupled with new product launches, Health Coach expansion, new marketing initiatives and other efforts under way

Obesity & Diabetes – Linked Epidemics 8 2.62% 6.95% 2012 OBESITY as BMI% Diagnosed Diabetes Rate 1985 Sources: CDC Behavioral Risk Factor Surveillance System and Diabetes Surveillance System

Diet Industry Market Size 9 Total Market Served Market 2% Medifast share of served market $65 Bn $18 Bn $47 Bn Served Market ‣ Diet Foods/Meals ‣ Weight Loss Centers ‣ Low Calories Programs ‣ Medical Plans & Surgery ‣ Books & Videos Unserved Market: ‣ Diet Soft Drinks ‣ Artificial Sweeteners ‣ Health Club Revenues Sources: U.S. Census Data, CDC Data, IBIS World, MarketData

Over 90 Choices! 10

Proven Business Model to Deliver Shareholder Value 11 1 1

Key Strategies 12 ‣ DELIVER profitability and enhance shareholder value long - term ‣ INNOVATE in products, programs & technology ‣ BUILD the network and reach of TSFL health coaches ‣ LEVERAGE our medical provider heritage & relationships ‣ GROW our online business thru best - in - class platform ‣ EXPAND business development - i nternational & corporate wellness ‣ LAUNCH extensions into h ealthy l iving ‣ EXPLORE v alue enhancing opportunities 12

4 Ways to Support Our Clients 13 1 3 10,200 Independent Health Coaches* 73 Franchise locations ** Medical Provider Wholesale Channel Direct to Consumer E - commerce *As of 9/30/2014 ** As of 12/31/2014

TSFL: A Unique Model Our coaches are our success stories • Most coaches joined to achieve a healthy weight …and stayed for the business opportunity • Emphasize long term “Optimal Health” • Certification exams* Our processes are clear and transparent • 94% of orders go directly to clients, and 6% for coaches’ own use • Coaches do not hold inventory • All commissions are based on product sales 14 *Center for Obesity Prevention and Education(COPE) at Villanova University Dr. Wayne Andersen NY Times Bestselling Author

TSFL Strategy 15 1 5 1 2 3 EXPAND COACH NETWORK OPTIMIZE USE OF COMMISSION PLAN & INCENTIVES NEW PRODUCTS 10,000+ Health Coaches • New BeSlim Program • Renewed focus on coach growth in new demographics • New video messaging delivers consistent coaching experience • 5 Super - regionals in 1Q15 • National Convention July 2015 in Orlando Integrated Plan Focuses on Growth • Enhance training to reinforce business building • Develop innovated incentives to motivate new client acquisition Extend Optimal Health Opportunity • Expand on New Lean & Green ™ and Healthy Living products launched in 2014 • Long term innovation strategy to attract more coaches and clients

Complete e - Commerce Business & Experience 16 ‣ Full Product Line & Programs ‣ Quick Start Guides & Video How - to’s ‣ Dashboard for Tracking the Weight Loss Journey ‣ The Science Behind Medifast ‣ Programs for Diabetes, Seniors, Teens, Gluten - free, more ‣ Success Stories & “Happy Afters” ‣ MyMedifast Community & Blog ‣ Links to Medifast Social Sites & Support Channels ‣ And options for getting 1 - on - 1 support ‣ Medifast provides information, tools & support for successful self - guided weight management

Medifast Direct Strategy 17 1 2 3 ENHANCE WEB PLATFORM ADDRESS DIY TREND OPTIMIZE AD & PROMO SPEND Best in class capabilities to drive orders • Streamlined ordering experience to increase conversion • Flexibility to rapidly change and target promotions Innovate for rewarding online experience • Promote new mobile app, new online community • Expand integration with additional Activity Trackers consumers are already using Execute the best mix of media & promotion • Use Analytics to deploy funds to the right media and the right discounts and promotions • New direct response techniques to improve conversion and loyalty • New Advertising campaign launch with new agency of record 17

Local, Personal, Accountable • 73 Franchise Centers* • Supervised Programs • 1:1 Personal Counseling • Dietitian Support • Body Composition Technology • Onsite Product Purchasing • Weekly Weigh - ins • Constant Contact “Care Calls” 18 * As of 12/31/2014

MWCC – Current Status 19 Successfully transitioned 17 corporate centers to Franchisees at 12/31/2014: • Dallas, TX – 9 Centers • Houston, TX – 4 centers • Baltimore, MD – 4 Centers • Franchise Footprint (as of 12/31/14) • 73 Franchise Locations • 8 Franchise Owners • 9 States • Profitable business model • Low overhead • Scalable

Current Franchise Locations 20 • 73 Franchise Locations • 8 Franchise Owners • 9 States

MWCC Strategy 21 1 2 3 CONVERT TO FRANCHISE SUPPORT INNOVATE Highly Accretive Shift to Wholesale is completed • Food revenues will decline to wholesale price. • Counseling revenues shift to Franchisees. • Operating Profit improves with SG&A reductions Provide Support for Franchise Growth • Training • Technology • Business Intelligence Evolve Franchise Model for Sustainability • Potential Medicalization • Additional products and services (i.e. supplements,) • Holistic approach to weight loss & weight management 21

Leveraging Our Medical Heritage • Obese patients spend 50% more on healthcare costs — over $7,100 more per year • Obesity screening and nutritional counseling now an “essential benefit” under Affordable Care Act • Providers seeking new revenue streams to offset increasing financial pressures • Sales of consumer products through providers up 20% in 2013 and 28% in 2014. 22 Market of 350K+ Primary care physicians, Chiropractors, Independent Nutritionists in U.S. Sources: Bureau of Labor Statistics; Issue Brief, Center for Healthcare Research & Transformation, January 2014

Medical Providers Strategy 23 1 2 3 EXPAND COVERAGE & TERRITORY CURRENT CLIENT REVENUE GROWTH BUSINESS MODEL ENHANCEMENTS Expand US & Establish business in Canada • Drive account acquisition with multi - touch campaigns and trade events • Streamline on - boarding process and enhance client support Drive shared growth with providers • New strategic account management practices to expand relationships • New sales & marketing tools support program expansion and growth New E - commerce technology platform • Enables direct - to - consumer ordering for each practice , reducing need for inventory • Co - branded, with ability to reach new patients and extend lifecycle 23

CORPORATE WELLNESS Weight management a key element in growing industry  Obesity epidemic is costing employers in premiums and lost productivity  Affordable Care Act promotes proactive steps and insurance coverage for weight management  Medifast exploring partnership models to enter market this year Strategic Growth Initiatives 24 CANADIAN EXPANSION Medifast launched in Canada 1Q14  Initial launch of Medifast Direct & Medical Provider Wholesale channels MEXICO & LATIN AMERICA Medix investment to expand partnership  Acquisition of 13 Slim Centers in prime locations across Mexico City  Progressing multiple new revenue opportunities to drive business expansion  Executing in Colombia and planning expansion in further LatAm countries

Medix - Medifast Partnership • Launched June 2012 • Medifast enables Medix to offer robust preventative products & programs in addition to existing nutraceutical & pharmaceutical options • Multi - channel market strategy: – Leveraging 6,000+ physician network – Medifast - branded clinics: 3 in Mexico, 1 in Colombia – 13 Slim Center acquisition to scale clinic business – Corporate Wellness, VIP Program, Nutritionists 25

Medix Weight Loss Center Expansion Slim Centers Acquisition • Immediate coverage for 21M+ Greater Mexico City • Incorporate Medifast brand U.S. Medifast Centers • Advance partnership in U.S. through sale of corporate - owned Medifast centers • Focus on Hispanic demographic and leverage Medix marketing expertise • Provide full Medix - Medifast product offering 26

Beyond Weight Loss 27 2 7 Addressable Weight Loss Market Healthy Living Market: Foods, Programs, Products Sources: U.S. Weight Loss Market Update, Marketdata, February 2014. Health and Wellness in the US, Euromonitor, August 2013 Gym, Health & Fitness Clubs in the U.S., IBISWorld, February 2014. Vitamin & Supplement Manufacturing in the US, IBISWorld, October 2013 Lose weight and keep it off Live the life I want Build my family’s health Run faster, go harder, reach the top Sleep better and have less stress and much more… Stable Growing $18 B I L L I O N $200+ B I L L I O N

2014 Product Launches 28 Meal Replacements • Garlic Mashed Potatoes (1Q) • Sour Cream & Chive Mashed Potatoes (1Q) • Gingerbread Soft Bake (4Q) Lean & Green ™ Meals • Turkey Meatball Marinara* (1Q) • Chicken Cacciatore* (1Q) • Chicken with Rice & Vegetables* (1Q) • Beef Stew* (2Q) • Cheddar & Sour Cream Popcorn (3Q) • Sea Salt Popcorn (3Q) • Spicy Black Bean Veggie Chips (3Q) • Sea Salt & Olive Oil Veggie Chips (3Q) Snacks • Peanut Butter Chocolate Shake (4Q) • Strawberry Banana Smoothie (4Q) • Pina Colada Smoothie (4Q) • Salted Caramel Nut Bar (4Q) • Dark Chocolate Dream Bar (4Q) • Strawberry Yogurt Bar (4Q) • Cookies & Cream Shake (4Q) Maintenance Sleep & Stress • Habits of Health Sleep Set (3Q) • Melatonin (3Q) • Chill Time Gum (3Q) • Restful Mind Herbal Sleep Tea (3Q) • Far Infrared Blanket (3Q) Fitness & Tracking • Activity Trackers & Integration (3Q) • Bathroom Scale & Integration (3Q) • Lemon Energy Infuser (4Q) • Mandarin Orange Infuser (4Q) • Lemonade Energy Drops (4Q) • Wild Strawberry Energy Drops (4Q) • Pineapple Mango Energy Drops (4Q) Energy Each Flavors of HomeTM meal counts as one Lean & Green Meal on the Medifast Program. Not a lean food as per 9 CFR 317.362 for fat content.

29 Digital Dashboards & Apps Customized for Take Shape For Life & Medifast - Track Meals, Nutrition, Water, Weight, Exercise & More - Unique Console Allows Coaches & Center staff to work closely with Clients on Progress Trackers and Dashboards

30 Results vary. Clients can expect to lost 2 - 5 lbs per week for the first two weeks and 1 - 2 lbs per week, thereafter.

Your whole world get better 31

32 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Nov-11 May-12 Nov-12 May-13 Nov-13 May-14 Nov-14 Medifast Weight Watchers Jenny Craig Nutrisystem Jun-14 Brand Awareness Study

Innovation – from Concept to Consumer 33 33

Leading Manufacturing & Distribution Infrastructure 34 • Company - owned state - of - the - art facilities • Supports industry - leading gross margins • Capacity to drive aggressive growth • Partnerships with leading suppliers

Financial Overview

2008 - 2014 Revenue 36 5 - Year 27% CAGR

2008 - 2014 EPS 37 *2012 EPS excludes two non - recurring items, including a FTC settlement recorded in the second quarter and a sales tax accrual in the fourth quarter. Reported EPS $1.16. **2014 FY EPS guidance excludes $2.1 million, or $0.11 per diluted share, for extraordinary legal and advisory expenses in th e t hird and fourth quarters and up to $2.0 million, or $0.10 per diluted share, of anticipated expense associated with a Franchisee loan default . Including these items, FY 2014 EPS guid anc e is expected to be in the range of $1.59 to $1.62. 5 - Year 42% CAGR

Strong Cash & Balance Sheet 38 • $56M Cash & Investments • No Long Term Debt • Low Working Capital Levels • Minimal CapEx Requirements • Strong Free Cash Flows Note: As of 9/30/2014

2015 Priority “Return to Growth” 39 1 2 3 Re - Ignite growth in coach network for TSFL Invigorate and support new franchisees to grow in 2015 Focused advertising spend on the back of sophisticated data to drive growth in Med Direct Continue to investigate International expansion opportunities Continued talent improvement and select addition of experienced operators Select investments to improve IT structure across channels 4 5 6

Key Investment Highlights 40 Large , addressable and growing market Differentiated scientific approach to weight loss Highly efficacious product portfolio validated by customer referrals Strong, stable cash flows Unique Multi - Channel Model State - of - the - art production capabilities and low cost vertically integrated business model Deep Management bench Highly variable cost base limits downside

Q & A